Exhibit 10.18
Amendment
to the
Temple-Inland Supplemental Executive Retirement Plan
(as amended and restated effective as of August 2, 2002)
Temple-Inland Supplemental Retirement Plan
Temple-Inland Excess Benefits Plan
(as amended and restated effective as of August 2, 2002)
Temple-Inland Supplemental Benefits Plan
(as amended and restated effective as of August 2, 2002)
     WHEREAS, TIN Inc. (the “Company”) maintains the Temple-Inland Supplemental Executive Retirement Plan (as amended and restated effective as of August 2, 2002) (the “SERP”), the Temple-Inland Supplemental Retirement Plan (the “SRP”), the Temple-Inland Excess Benefits Plan (as amended and restated effective as of August 2, 2002) (the “Excess Plan”), and the Temple-Inland Supplemental Benefits Plan (as amended and restated effective as of August 2, 2002) (the “Supplemental Plan”) (collectively, the “Plans”); and
     WHEREAS, the Company has determined that it is desirable to merge the Plans into a single plan;
     NOW THEREFORE, the Plans are hereby amended and supplemented as follows:
     1. Effective as of the date hereof (the “Merger Date”), the Plans are hereby merged into a single plan named the Temple-Inland Supplemental Executive Retirement Plan (the “Merged Plan”).
     2. As of the Merger Date, the Excess Plan shall be designated as Part A of the Merged Plan, the Supplemental Plan shall be designated as Part B of the Merged Plan, the SRP shall be designated as Part C of the Merged Plan, and the SERP shall be designated as Part D of the Merged Plan.
     3. On and after the Merger Date, benefits payable under Parts A, B, C, and D of the Merged Plan as of any date shall be paid as a single payment.
     4. The Administrator of the Merged Plan shall be the person(s) or committee(s) heretofore appointed as the Administrator of the SERP, or such other person(s) or committee(s) as may be appointed by the Board of Directors or a committee thereof from time to time.
     5. Effective as of the Merger Date, the claims procedure and review procedure set forth in Article 4 of Part D of the Merged Plan shall apply with respect to all benefits payable under all Parts of the Merged Plan and corresponding claims and review procedure provisions set forth in Parts A through C of the Merged Plan shall cease to apply.

     IN WITNESS WHEREOF, TIN Inc. has caused this Amendment to each of the Plans to be adopted as of this ___day of November, 2006.

TIN INC.
By:
Leslie K. O’Neal
Vice President and Secretary

ATTEST:

Grant F. Adamson
Assistant Secretary

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